Exhibit 99.1

Cara Therapeutics J.P. MORGAN 2022 CHRISTOPHER A. POSNER PRESIDENT & CEO

Forward Looking Statements Statements contained in this presentation regarding matters that are not historical facts are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward - looking statements include statements concerning the Company’s ability to commercialize KORSUVA Œ (difelikefalin) injection, including the timing of additional regulatory submissions and approvals, the Company’s ability to obtain and maintain coverage and adequate reimbursement for KORSUVA Injection, potential timeline for launch of KORSUVA injection, the potential timeline for post - TDAPA reimbursement, the potential of KORSUVA injection to be a therapeutic option for CKD - aP in dialysis dependent patients and the potential for KORSUVA to address additional pruritic indications, the performance of our commercial partners, including Vifor Pharma, expected timing of the initiation, enrollment and data readouts from the Company’s planned and ongoing clinical trials, the potential results of ongoing clinical trials, timing of future regulatory and development milestones for the Company’s product candidates, the potential for the Company’s product candidates to be alternatives in the therapeutic areas investigated, the Company’s expected cash reach, and the potential impact of COVID - 19 on the Company’s commercial launch, clinical development and regulatory timelines and plans. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements. Risks are described more fully in Cara Therapeutics’ filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Quarterly Report on Form 10 - Q for the quarter ended September 30, 2021 and its other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward - looking statements contained in this presentation speak only as of the date on which they were made. Cara Therapeutics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. 2

Transform the way pruritus is treated to bring quality to the lives of those who suffer. OUR MISSION:

About 1 in 8 people suffer from chronic pruritus



13.5%[1-2]
of the population affected[1,2]
SYSTEMIC[3]
DERMATOLOGICAL[3]
NEUROLOGICAL[3]
OFTEN UNDER REPORTED[4-5]
OFTEN UNDER TREATED[4-5]
SIGNIFICANT IMPACT ON QoL[6-11]

1. Matterne U. et al. Prevalence, correlates and characteristics of chronic pruritus: a population-based crosssectional study. Acta Derm Venereol. 2011;91(6):674-9. 2. Matterne U et al. Incidence and determinants of chronic pruritus: a population-based cohort study. Acta Derm Venereol. 2013;93(5):532-7. 3. Adapted from: Weisshaar et al. European S2k Guideline on Chronic Pruritus. Acta Derm Ven April 2019; 99(5): 469-506; Stander et al Clinical Classification of Itch Acta Derm Ven 2007; 87:291-294. 4. Rayner HC et al. *Clin J Am Soc Nephrol* 2017;12:2000-7. 5 Hegade VS et.al. Pruritus Is Common and Undertreated in Patients With Primary Biliary Cholangitis in the United Kingdom. *Clinical Gastroenterology and Hepatology 2019* 6. Plewig N et al. The course of chronic itch in hemodialysis patients: results of a 4-year follow-up study of GEHIS (German Epidemiological Hemodialysis Itch Study). *J Eur Acad Dermatol Venereol.* 2019;33:1429-1435. 7. Mathur VS et al. A longitudinal study of uremic pruritus in hemodialysis patients. *Clin J Am Soc Nephrol.* 2010; 5:1410-1419. 8. Yosipovitch G et al. A questionnaire for the assessment of pruritus: validation in uremic patients. *Acta Derm Venereol.* 2001;81:108-111. 9. Rehman IU, et al. Prevalence of chronic kidney disease-associated pruritus, and association with sleep quality among hemodialysis patients in Pakistan. *PLoS One.* 2018;13:e0207758. 10. Pisoni RL et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). *Nephrol Dial Transplant.* 2006;21:3495-3505. 11. Ramakrishnan K et al. Clinical characteristics and outcomes of end-stage renal disease patients with self-reported pruritus symptoms. *Int J Nephrol Renovasc Dis.* 2014;7:1-12.

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CARA THERAPEUTICS

Millions of US patients could benefit from a chronic pruritus therapy

		Estimated US Addressable Pruritis Population
SYSTEMIC	HD-Dependent Chronic Kidney Disease (CKD)[1-2]	200K
	Non-Dialysis Dependent CKD (Stage 4-5)[3-7]	300K
	Chronic Liver Disease[8-12]	3M
DERMATOLOGICAL	Atopic Dermatitis[13-15]	12M
NEUROLOGICAL	Notalgia Paresthetica[16]	1M

1..National Institute of Diabetes and Digestive and Kidney Diseases. https://www.niddk.nih.gov/health-information/health-statistics/kidney-disease. 2. Pisoni et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). Nephrology Dialysis Transplantation (2006); 21(12): 3495-3505. 3. Centers for Disease Control and Prevention https://nccd.cdc.gov/ckd/detail.aspx?Qnum=Q372. 4. DataMonitor 5. States Renal Data System https://adr.usrds.org/2020/chronic-kidney-disease/1-ckd-in-the-general-population. 6. Wong SJY et al. Decisions about Renal Replacement Therapy in Patients with Advanced Kidney Disease in the US Department of Veterans Affairs, 2000-2011. Clin Journal of Am Soc Neprol. 2016. 11(10): 1825-1833. 7. Sukul N et al. Pruritus and patient reported outcomes in non-dialysis CKD. Clin J Am Soc Nephrol 2019. 673-681. 8.Centers for Disease Control and Prevention https://www.cdc.gov/nchs/fastats/liver-disease.htm 9. Oda S et al. Prevalence of pruritus in patients with chronic liver disease: A multicenter study. Hepatology Research. 2018. 28(3): E252-E262. 10. Fujino H et al. Pruritus in patients with chronic liver disease and serum autotaxin levels in patients with primary biliary cholangitis. BMC Gastroenterology. 2019. 19:169. 11. Yoshikawa et al. Pruritus is common in patients with chronic liver disease and is improved by nalfurafine hydrochloride. Scientific Reports. 2021. 11:3015. 12. Data on file. 13. National Eczema Association. https://nationaleczema.org/eczema/types-of-eczema/atopic-dermatitis/ 14. DRG Analysis. 15. Mollanazar NK, Smith PK, Yosipovitch G. Mediators of chronic pruritus in atopic dermatitis: getting the itch out? Clin Rev Allergy Immunol. (2016) 51:263-92. 16. Data on file.

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CARA THERAPEUTICS

Prepared for significant immediate and future growth 6 First - and - only FDA - approved treatment for CKD - aP in HD Robust R&D engine with multiple pipeline indications Significant market opportunity & strong financial foundation to deliver growth strategy

STRONG COMMERCIAL POSITIONING & PARTNERSHIP CLEAR PATH TO REIMBURSEMENT & POSITIONED FOR RAPID UPTAKE FIRST - AND - ONLY PRODUCT APPROVED FOR CKD - aP in HD KORSUVA Injection expected to launch in US in April 2022 7 Korsuva is indicated for the treatment of moderate - to - severe pruritus associated with chronic kidney disease (CKD - aP ) in adults undergoing hemodialysis (HD). Limitations of Use Korsuva has not been studied in patients on peritoneal dialysis and is not recommended for use in this population

KORSUVA Injection addresses significant unmet need in US CKD-aP hemodialysis market

~500K
Patients on hemodialysis[1-2]

40%
With moderate-severe pruritus[2]

~200K
Addressable Market

1. National Institute of Diabetes and Digestive and Kidney Diseases. https://www.niddk.nih.gov/health-information/health-statistics/kidney-disease.
2. URSDS. https://adr.usrds.org/2021/end-stage-renal-disease/1-incidence-prevalence-patient-characteristics-and-treatment-modalities
3. Pisoni et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). Nephrology Dialysis Transplantation (2006); 21(12): 3495-3505.

8 |

CARA THERAPEUTICS

KORSUVA Injection first and only FDA approved therapy for CKD - aP in HD 9 First - and - Only FDA approved therapy to address CKD - aP - HD • Current therapies are generally ineffective or poorly tolerated • Breakthrough Therapy Designation • Priority Review Largest clinical development program for CKD - aP in HD with 1300 participants Favorable safety profile • Non - scheduled • Most common AEs were diarrhea, dizziness, and nausea

Concentrated market dynamics can facilitate rapid uptake 10 1. https://healthcareappraisers.com/2020 - outlook - dialysis - clinics - and - esrd/ 2. https://adr.usrds.org/2020/end - stage - renal - disease/9 - healthcare - expenditures - for - persons - with - esrd 3. Amgen Annual Report 2018, 2019, 2020 1 Major Payer • Medicare covers ~80% of CKD - HD patients 2 • 2nd drug in TDAPA • 1st drug Parsabiv - $1.4B revenue in 3 - yr period 3 2 Key Providers • Fresenius Medical Care and DaVita have a combined market share of ~75% 1

Partnership with Vifor Pharma can maximize launch potential 11 Leading commercial nephrology organization with turnkey infrastructure, including 100+ sales FTEs Strong relationships with US nephrology offices and dialysis centers, including joi nt venture with Fresenius Medical Care Contractual economics bring near term profitability on KORSUVA Injection

Favorable reimbursement for KORSUVA Injection 12 G ranted TDAPA by CMS effective April 4, 2022 TDAPA allows for KORSUVA to be billed separately from the ESRD bundle for at least two years CMS leadership to engage with Cara and Vifor Pharma ensuring patient access, including post - TDAPA

Difelikefalin MOA has potentially broad application

Difelikefalin blocks itch response agnostic of itch trigger


SYSTEMIC
CKD
PBC
DERMATOLOGICAL
AD
NEUROLOGICAL
NP
Disease-specific Pruritogens
DIFELIKEFALIN
Peripheral Sensory Neurons
PRURITUS
D
Kappa Receptor

13 | Adapted from Pflugers Arch . 2013 December ; 465(12): doi:10.1007/s00424-013-1284-2.

CARA THERAPEUTICS

Oral difelikefalin has potential for long-term growth

Key Categories of Chronic Pruritus[1]

Systemic	Dermatological	Neurological
Endocrine & Metabolic **Chronic Kidney Disease (CKD)** **Primary Biliary Cholangitis (PBC)**	Inflammatory Dermatoses - **Atopic dermatitis (AD)**	**Notalgia Paresthetica (NP)**
Infectious diseases	Infectious dermatoses	Brachioradial pruritus
Hematologic & lymphoproliferative diseases	Autoimmune dermatoses	Post-herpetic Neuralgia
Visceral neoplasms	Neoplasms	
Drug-induced pruritus	Genodermatoses	
	Dermatoses of pregnancy	

1. Matterne U. et al. Prevalence, correlates and characteristics of chronic pruritus: a population-based crosssectional study. Acta Derm Venereol. 2011;91(6):674-9.2. Matterne U et al. Incidence and determinants of chronic pruritus: a population-based cohort study. Acta Derm Venereol. 2013;93(5):532-7. 3. Adapted from: Stander S. et al. Clinical classification of itch: a position paper of the international forum for the study of itch. Acta Derm Venereol 2007. 87: 291-294.

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CARA THERAPEUTICS

STAGE OF DEVELOPMENT Program Indication Phase 1 Phase 2 Phase 3 Approved Commercial Rights (ex - Japan and S. Korea)^ KORSUVA TM Injection Pruritus HD - CKD US - Vifor * EU/Other - VFMCRP # Oral difelikefalin Pruritus NDD - CKD (stages IV - V) Cara Oral difelikefalin Pruritus in Atopic Dermatitis Cara Oral difelikefalin Pruritus in NP Cara Oral difelikefalin Pruritus PBC Cara Advancing our late - stage pipeline in multiple indications ^ Commercialization rights to difelikefalin in defined indications - Japan: Maruishi Pharmaceutical Co, LTD; South Korea: Chong Kun Dang Pharmaceuticals. # Vifor Fresenius Medical Care Renal Pharma (VFMCRP) and Cara have rights to promote in Fresenius Medical Care dialysis clinics in the US under a profit share agreement. * Vifor has commercial rights in Non - US Fresenius clinics under a profit - share arrangement. HD CKD - aP : Hemodialysis Chronic Kidney Disease - associated Pruritus; NDD - CKD - aP : Non - Dialysis Dependent Chronic Kidney Disease associated Pruritus NDD - CKD - aP Atopic Dermatitis Primary Biliary Cholangitis Notalgia Paresthetica HD - CKD - aP 15 Expect to initiate Phase 3 in Q1 2022

Oral difelikefalin : expanding reach in non - dialysis CKD market 1. Makar M et al. Chronic kidney disease associated pruritus: a review. Kidney Blood Press Res 2021. 46:659 - 669. 2. Centers for Disease Control and Prevention https://nccd.cdc.gov/ckd/detail.aspx?Qnum=Q372. 3. DataMonitor 4. States Renal Data System https://adr.usrds.org/2020/chronic - kidney - disease/1 - ckd - in - the - general - population. 5. Wong SJY et a l. Decisions about Renal Replacement Therapy in Patients with Advanced Kidney Disease in the US Department of Veterans Affairs, 200 0 – 2011. Clin Journal of Am Soc Neprol . 2016. 11(10): 1825 - 1833. 6. Sukul N et al. Pruritus and patient reported outcomes in non - dialysis CKD. Clin J Am Soc Neprhol 2019. 673 - 681. 7. Mettang T and Kremer AE. Uremic Pruritus. Kidney International. 2015. 87:685 - 691 Pruritis control is a significant unmet need among non - dialysis CKD patients 1 There are no FDA - approved therapies and c urrent anti - pruritic approaches are inadequate 1 Approximately 1.2 million US patients have advanced (stage 4 - 5) non - dialysis CKD 2 - 5 ~30% advanced non - dialysis CKD patients experience moderate to severe pruritus 6 NDD - CKD 16

Phase 2 data in NDD - CKD - aP provides path forward into Phase 3 x Nearly 70% of patients experienced ≥ 4 - point pruritus improvement on 1.0mg x 39.3% on 1.0mg achieved complete response vs. 9.3% on placebo x Generally well - tolerated with safety profile consistent with clinical development program x Phase 2 findings establish dose and patient population for Phase 3 trial NDD - CKD Expecting to Initiate Phase 3 Trials in Q1 2022 Advanced CKD (Stages 4 and 5) ≥4 - Point Improvement in WI - NRS at Week 12 17 50.6 51.7 55.5 67.8 0 10 20 30 40 50 60 70 80 90 100 Patients (%) Placebo (N= 27 ) 1.0 mg (N= 27 ) 0.25 mg (N= 28 ) 0.5 mg (N= 28 ) DFK

1. Correale CE et al. Atopic dermatitis: a review of diagnosis and treatment. Am Fam Physician. 1999. 60(4):1191 - 1198 2. Silverberg JI et al. Patient burden and quality of life in atopic dermatitis in US adults. Annals of Allergy, Asthma, and Immunology (2018). 121(3): 340 - 347 3. Legat FJ. Itch in atopic dermatitis – what is new? Front Med (Lausanne) 2021. 8:644760. 4. National Eczema Assocaition . https://nationaleczema.org/eczema/types - of - eczema/atopic - dermatitis/ 5. DRG Analysis. 6. Mollanazar NK, Smith PK, Yosipovitch G. Mediators of chronic pruritus in atopic dermatitis: getting the itch out? Clin Rev Allergy Immunol. (2016) 51:263 – 92. 7. Lipman et al. Current clinical options for the management of itch in atopic dermatitis. Clin Cosmet Investig Dermatol. 2021. 14:959 - 969 8. Kapur S et al. Atopic dermatitis. Allergy Asthma and Clin Immunol. 2018. 14(Suppl2):52. Oral difelikefalin: potential to address significant need for an oral antipruritic in atopic dermatitis (AD) 18 Pruritus is a hallmark of AD, often called “the itch that rashes” 1 Itch is considered the most burdensome AD symptom by patients, 2 strongly and negatively impacts quality of life 3 ~12M diagnosed patients that experience chronic pruritus 4 - 6 Targeting pruritus in AD remains unmet need AD

KARE STUDY: Phase 2 data in Atopic Dermatitis (AD) 19 x A nti - pruritic effect started at week 1 and was sustained through week 12 x Statistical significance achieved for the registration endpoint (4 - point responder) in mild - to - moderate AD population x The drug was generally well tolerated 0% 10% 20% 30% 40% % of Subjects 19% 32%* N = 79 N = 178 • All doses performed similarly (.25mg, .50 mg , 1.0mg) versus PBO Population: Mild to Moderate AD ( BSA <10) 4 - point Responder Analysis at Week 12 AD Expect to Initiate Phase 3 Clinical Program in Q1 2022 Placebo Difelikefalin P=0.033

Oral difelikefalin: potential to address significant need in Notalgia Paresthetica (NP)

NP



- NP is a sensory neuropathic syndrome characterized by chronic pruritus
- Pruritus is burdensome decreasing quality of life[1]
- Estimated that 1M patients suffer from NP[2]
- No FDA-approved treatments

Phase 2 Readout Anticipated Q2 2022

20 | 1. Howard M et al. Notalgia paresthetica: a review for dermatologists. Int J of Derm. 2017. 388-392. 2. Data on file.

CARA THERAPEUTICS

Oral difelikefalin: potential in pruritus with Primary Biliary Cholangitis (PBC)

PBC



- **Pruritus is hallmark symptom of PBC and may be persistent and debilitating[1]**
- **Associated with severe fatigue, sleep disturbance, and mental health issues[2]**
- **Addressable patient population of ~50K[3-4], with opportunity to establish efficacy in other chronic liver diseases**
- **No FDA-approved treatments**

Phase 2 Readout Anticipated 2H 2022

1. Carrion AF et al. Understanding and treating pruritus in primary biliary cholangitis. Clin Liver Dis 2018. 22:517-532. 2. Pinheiro NC et al. Refractory pruritus in primary biliary cirrhosis. BMJ Case Rep. 2013. doi:10.1136/bcr-2013-200634 3. Lu M et al. Factors Associated with Prevalence and Treatment of Primary Biliary Cholangitis in United States Health Systems. Clin Gastroenterol Hepatol (2018 Aug);16(8):1333-1341.e6. 4. Trivedi HD et al. Management of Pruritus in Primary Biliary Cholangitis: A Narrative Review. The American Journal of Medicine (2017) 130, 744e1-744e7

21

CARA THERAPEUTICS

Strong financial foundation to advance pipeline, enable long - term growth 22 Continued pipeline growth • We have the resources to continue development of the oral difelikefalin program $237M cash position Dec 31, 2021 • 53M shares outstanding and no debt • We do not expect to incur commercial costs related to KORSUVA Injection Cash runway through 2023 • Runway does not include potential near term income from KORSUVA Injection profit split or commercial/regulatory milestones • Contractual economics bring near term profitability on KORSUVA I njection

• EMA Decision on KORSUVA Injection • NP Phase 2 Topline Data 2022 Value C atalysts to D rive Long - term G rowth* 23 Q3 Q4 • PBC Phase 2 Topline Data (2H) • Initiation of Phase 3 in AD • Initiation of Phase 3 in NDD - CKD • KORSUVA Injection Pricing KORSUVA Injection US Commercialization Launch April 2022 Q1 Q2 * Anticipated Timelines

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